Summary Prospectus	March 1, 2022
AMG River Road International Value Equity Fund
(formerly AMG River Road Long-Short Fund)

Class N: ARLSX	Class I: ALSIX	Class Z: ARLZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2022, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee[1]	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.83%	0.83%	0.78%
Total Annual Fund Operating Expenses	1.61%	1.36%	1.31%
Fee Waiver and Expense Reimbursements[2]	(0.58)%	(0.58)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.03%	0.78%	0.73%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$105	$451	$821	$1,862
Class I	$ 80	$374	$689	$1,585
Class Z	$ 75	$358	$663	$1,528
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, real estate investment trusts (“REITs”), and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). In addition, under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S.

SUM096-0322

AMG River Road International Value Equity Fund SUMMARY PROSPECTUS

issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country, including developed and emerging market countries, directly and through depositary receipts. The Fund may invest up to 20% of its net assets in emerging market countries.
The Fund invests primarily in securities that River Road believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
The Fund may invest in securities of any market capitalization. Under normal conditions, the Fund intends to invest its assets in equity securities of a limited number of securities or issuers.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak, or in response to events that affect particular industries or companies.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

2	AMG Funds

AMG River Road International Value Equity Fund SUMMARY PROSPECTUS

Geographic Focus Risk—to the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Greater China. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth. The Fund may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. A VIE structure enables foreign investors, such as the Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. A VIE does not have equity ownership in its corresponding China-based company but has claims to the China-based company’s profits and control of its assets through contractual arrangements. VIEs are a common industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. If the Chinese government takes action adversely affecting VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent consequences, which could result in substantial investment losses.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnership Risk—investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's performance compares to that of three broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of August 16, 2021, the Fund changed its name to “AMG River Road International Value Equity Fund,” adopted its current investment strategies and began comparing its performance to the MSCI EAFE Index and MSCI EAFE Value Index. The Fund’s performance information for periods prior to August 16, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

AMG Funds	3

AMG River Road International Value Equity Fund SUMMARY PROSPECTUS

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/21 (Class N)
Best Quarter: 8.94% (1st Quarter 2019)
Worst Quarter: -10.41% (1st Quarter 2020)
Average Annual Total Returns as of 12/31/21
AMG River Road International Value Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class N Return Before Taxes	12.37%	7.31%	6.51%	—
Class N Return After Taxes on Distributions	1.17%	4.19%	4.51%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	10.96%	4.95%	4.65%	—
Class I Return Before Taxes	12.64%	7.59%	—	5.90% [1]
Class Z Return Before Taxes	12.70%	—	—	7.11% [2]
MSCI EAFE Index[3] (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%	6.77% [1]
MSCI EAFE Value Index (reflects no deduction for fees, expenses, or taxes)	10.89%	5.34%	5.81%	4.37% [1]
Russell 3000® Index[3] (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%	15.72% [1]
MSCI EAFE Index[3] (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%	6.66% [2]
MSCI EAFE Value Index (reflects no deduction for fees, expenses, or taxes)	10.89%	5.34%	5.81%	2.33% [2]
Russell 3000® Index[3] (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%	17.79% [2]
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on March 4, 2013.
[2]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
[3]	The MSCI EAFE Index replaced the Russell 3000® Index as the Fund's benchmark on August 16, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund's current investment strategies.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Wenjun (William) Yang, CFA
Vice President and Portfolio Manager of River Road;
Portfolio Manager of the Fund since August 2021.
Jeffrey B. Hoskins, CFA
Associate Portfolio Manager and Senior ESG Specialist of River Road;
Portfolio Manager of the Fund since August 2021.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).

4	AMG Funds

AMG River Road International Value Equity Fund SUMMARY PROSPECTUS

AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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